UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the registrant  ☒               Filed by a party other than the registrant  ☐
Check the appropriate box:
☐    Preliminary proxy statement
☐    Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐    Definitive proxy statement
☒    Definitive additional materials
☐    Soliciting material pursuant to § 240.14a-12
BANNER CORPORATION
(Name of registrant as specified in its charter)
N/A
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of filing fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BANNER CORPORATION

VOTE

C 1234567890

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Online

Go to **www.investorvote.com/BANR** or scan the QR code — login details are located in the shaded bar below.

Shareholder Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Banner Corporation Shareholder Meeting to be Held on May 20, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement and 2025 Annual Report to Shareholders are available at:

www.bannerbank.com/proxymaterials

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/BANR.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 6, 2026 to facilitate timely delivery.

2NOT COY

0496ZB

Shareholder Meeting Notice

Banner Corporation's Annual Meeting of Shareholders will be held on Wednesday, May 20, 2026 at 10:00 A.M. Pacific Time virtually via the Internet at https://meetnow.global/M4KQTQY.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2 and 3.

1. Election of Directors:
   01 - Ellen R.M. Boyer
   02 - Connie R. Collingsworth
   03 - Margot J. Copeland
   04 - Mark J. Grescovich
   05 - Roberto R. Herencia
   06 - John R. Layman
   07 - Monica B. O'Reilly
   08 - John C. Pedersen
   09 - Kevin F. Riordan
   10 - Judith A. Steiner
   11 - Millicent C. Tracey
   12 - Paul J. Walsh

2. Advisory approval of the compensation of Banner Corporation's named executive officers

3. Ratification of the Audit Committee's appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the year ending December 31, 2026

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/BANR.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Banner Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 6, 2026.